UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 21, 2020

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)

(314) 506-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 23, 2020, Cass Information Systems, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year ending December 31, 2020. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The following is a summary of the matters voted on at the Annual Meeting:

(a)	Election of three directors to serve three-year terms ending in 2023, as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Eric H. Brunngraber	9,843,561	145,847	5,664	3,672,942
Benjamin F. Edwards, IV	9,840,799	148,856	5,417	3,672,942
Joseph D. Rupp	9,901,162	88,245	5,665	3,672,942

All director nominees were elected.

(b)	Advisory approval of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,847,406	74,264	73,402	3,672,942

The Company’s executive compensation was approved by advisory vote.

(c)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2020:

Votes For	Votes Against	Abstentions
13,546,979	117,986	3,049

The selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2020 was ratified.

Item 8.01.	Other Events.

Also on April 23, 2020, the Company announced in its press release that its Board of Directors declared a second quarter dividend of $0.27 per share payable on June 15, 2020 to shareholders of record on June 5, 2020. The Company also provided certain information regarding its COVID-19 response, including deployment of its remote workforce program. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Risk Factors Update

The following risk factor supplements Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019:

The COVID-19 pandemic creates significant risks and uncertainties for the Company’s business and results of operations.

In March 2020, the World Health Organization declared novel coronavirus disease 2019 (“COVID-19”) as a global pandemic. The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains and manufacturing, lowered energy prices, lowered equity market valuations, created significant volatility and disruption in financial markets, and increased unemployment levels. In addition, the pandemic has resulted in temporary closures of many businesses and the institution of social distancing and sheltering in place requirements in many states and communities, including those in major markets in which Cass Commercial Bank, the Company’s St. Louis, Missouri-based bank subsidiary, is located or does business.

As a result, the demand for the Company’s products and services has been, and will continue to be, significantly impacted. Demand for payment and information processing services by manufacturing, distribution, and retail enterprises, and loans and other products and services that the Company and the Bank offer and on which success the Company relies to drive growth, is highly dependent upon the business environment in the primary markets in which the Company operates and in the United States as a whole.

Business closures, including constrictions in the manufacturing sector, have decreased demand for the Company’s payment and information processing services due to the decline in customers’ business activity. In addition, the dampened demand for oil and resulting plummet in oil prices has had, and can continue to have, a negative effect on both the number of freight transactions processed and the dollar amount of invoices processed. Prolonged low oil prices could have a material, adverse effect on the Company’s revenues and could significantly impact its results of operations.

Furthermore, the pandemic could influence the recognition of credit losses in the Company’s loan and lease portfolios and increase its allowance for credit losses, as both businesses and consumers are negatively impacted by the economic downturn. Bank regulatory agencies and various governmental authorities are urging financial institutions to work prudently with borrowers who are or may be unable to meet their contractual payment obligations because of the effects of COVID-19. In addition, the Federal Reserve has taken action to lower the Federal Funds rate, which could adversely affect interest income and therefore, the Company’s results of operations and financial condition.

The Company’s business operations may also be disrupted if significant portions of its workforce are unable to work effectively, including because of quarantines, illness, government actions, or other restrictions in connection with the pandemic, travel restrictions, technology limitations and/or disruptions, including remote working measures and their attendant cybersecurity risks. Furthermore, the business operations of the Company and the Bank may be disrupted due to vendors and third-party service providers being unable to work or provide services effectively, including because of quarantines, illness, government actions, or other restrictions in connection with the pandemic.

The extent to which the COVID-19 pandemic impacts the Company’s business, results of operations, and financial condition, as well as its regulatory capital and liquidity ratios, will depend on future developments, which are highly uncertain, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. Moreover, the effects of the COVID-19 pandemic may heighten many of the other risks described in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K including, but not limited to, risks of credit deterioration, interest rate changes, governmental actions, market volatility, security breaches and technology interruptions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated April 23, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2020

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Eric H. Brunngraber
Name:	Eric H. Brunngraber
Title:	Chairman, President and Chief Executive Officer

By:	/s/ P. Stephen Appelbaum
Name:	P. Stephen Appelbaum
Title:	Executive Vice President and Chief Financial Officer